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                                                                   Exhibit 10(n)


                               SECOND AMENDMENT
                                      OF
                        HELLER INTERNATIONAL CORPORATION
                      EXECUTIVE DEFERRED COMPENSATION PLAN
                      ------------------------------------


Heller International Corporation ("HIC") hereby amends it Executive Deferred Compensation Plan (the "Plan") as of January 1, 1995.

     WHEREAS, HIC has established the Plan for a select group of management and highly compensated employees;

     WHEREAS, Heller Financial, Inc. ("HFI"), Heller Financial Leasing, Inc. ("HFLI"), Heller International Group ("HIG") and Heller International Holdings, Inc. ("HIHI") have adopted the Plan for certain of their respective management and highly compensated employees in accordance with Section 7 of the Plan;

     WHEREAS, HIC has determined that this amendment is necessary and desirable and hereby amends the Plan in accordance with Section 8 of the Plan.

     NOW, THEREFORE, the Plan is amended effective as of January 1, 1995, as follows:

1.  By substitution the following for Section 2.3(b) of the Plan:

          "(b) All or any portion of his annual bonus ("Annual Bonus") for a calendar year under the Management Incentive Plan of Heller International Corporation in increments of 1%."

2.   By substitution the following for Section 5.3 of the Plan:

          "5.3. Payment Upon Death of a Participant. Notwithstanding any election by the Participant regarding the timing and manner of payment of his Deferral Account, a Participant's Deferral Account shall be paid to the Participant's Beneficiary (designated in accordance with Section 5.4) in any manner determined by the Committee in its sole discretion."

Executed this 29th day of December, 1995.


                         HELLER INTERNATIONAL CORPORATION


                         By:        /s/ Peggi L. Sturm
                                    -------------------------
                         Its:       Vice President
                                    -------------------------